Exhibit 99.27(e)

[Global Atlantic FINANCIAL GROUP]

Contracts Issued By:
Forethought Life Insurance Company
[Indianapolis, IN]

[Marketing Name]
Individual Single Premium Deferred Index-Linked Annuity Application
[*(For use in: XX, XX, XX)*]

Send applications via:

U.S. Mail to:
Forethought Life Insurance Company
Annuity Service Center
[P.O. Box 758502
Topeka, KS 66675-8502]

Private Express Carrier to:
Forethought Life Insurance Company
Annuity Service Center
[Mail Zone 507
5801 SW 6th Avenue
Topeka, KS 66636]

Facsimile to:
[(785) 286-6104]

[Email]
[annuityservicecenter@gafg.com]

Questions? Please call:

Annuity Sales Desk:
[(877) 454-4777]

Annuity Service Center
[(866) 645-2449]

Our website is:
[www.globalatlantic.com]

Section 1: Product Information

1A. Product Version

[☐ I-Share]

1B. Withdrawal Charge Period

[You MUST select one option below]

[NOTE: Withdrawal charge period options vary by firm. Please confirm which options are available for your firm.]

[☐ 5 Year] [☐ 6 Year] [☐ 7 Year] [☐ 8 Year] [☐ 9 Year] [☐ 10 Year]

Section 2: Ownership Information

2A. Type of Ownership

[☐ Individual] [☐ Joint] [☐ Custodian] [☐ UTMA/UGMA] [☐ Trust] [☐ Corporation] [☐ Other ____________________]

[*If the Owner is a Trust, Corporation or other Entity, additional documentation is required.*]

2B. Owner Information *(All Policyholder correspondence will be sent to this address)*

☐ Male
☐ Female

☐ U.S. Citizen ☐ Resident Alien: Citizen of ______________________________
(A Valid and Current Permanent Resident Card Required if Resident Alien) (Sales not permitted to Non-Resident Alien)

Date of Birth *(mm/dd/yyyy)*	Social Security No./Taxpayer I.D.		
Full Name *(First, Middle, Last or Trust/Entity)*	[Mobile Phone Number]	[Home Phone Number]	
Residential Address *(Physical Address/No P.O. Box)*	City/Town	State	Zip Code
Mailing Address *(If different from above)*	City/Town	State	Zip Code
Email Address	☐ Personal ☐ Business	[Electronic Delivery ***(see Section 9B)*** ☐ Yes ☐ No]	

Bar Code Placeholder

FOR BROKER DEALER USE ONLY	
Network No.	Annuity No. *(if established)*

ICC21-FA5411-01
[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity
[*Maximum Issue Age is [85]]
Page 1 of 11
[Rev. XX/XXXX]

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Application ICC21-FA5411-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 2 of 11 [Rev. XX/XXXX] Section 2: Ownership Information (continued) 2C. Joint Owner Information (if applicable) If the Owner is a Trust, Corporation or other Entity, or if the annuity is qualified, Joint Ownership is not available. Male Female U.S. Citizen Resident Alien: Citizen of ______________________________________ (A Valid and Current Permanent Resident Card Required if Resident Alien) (Sales not permitted to Non-Resident Alien) Date of Birth (mm/dd/yyyy) Social Security No./Taxpayer I.D. Full Name (First, Middle, Last) [Mobile Phone Number] [Home Phone Number] Residential Address (Physical Address/No P.O. Box) City/Town State Zip Code Mailing Address (If different from above) City/Town State Zip Code Relationship to Owner Email Address (Must be different than Owner Email Address) Personal Business [Electronic Delivery (see Section 9B) Yes No] 2D. Annuitant Information (Must be a Natural Person) Only complete this section if the Annuitant is not the Owner in Section 2B. Male Female U.S. Citizen Resident Alien: Citizen of ______________________________________ (A Valid and Current Permanent Resident Card Required if Resident Alien) (Sales not permitted to Non-Resident Alien) Date of Birth (mm/dd/yyyy) Social Security Number Full Name (First, Middle, Last) [Mobile Phone Number] [Home Phone Number] Residential Address (Physical Address/No P.O. Box) City/Town State Zip Code Mailing Address (If different from above) City/Town State Zip Code Relationship to Owner Email Address Personal Business 2E. Joint Annuitant Information (if applicable) Not available for non-naturally owned contracts or qualified contracts Male Female U.S. Citizen Resident Alien: Citizen of ______________________________________ (A Valid and Current Permanent Resident Card Required if Resident Alien) (Sales not permitted to Non-Resident Alien) Date of Birth (mm/dd/yyyy) Social Security Number Full Name (First, Middle, Last) [Mobile Phone Number] [Home Phone Number] Residential Address (Physical Address/No P.O. Box) City/Town State Zip Code Mailing Address (If different from above) City/Town State Zip Code Relationship to Owner Email Address Personal Business

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Application ICC21-FA5411-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 3 of 11 [Rev. XX/XXXX] Section 3: Beneficiary Information • If the owner is a non-natural entity, (i.e. trust, corporation or custodial IRA), the owner must also be the sole primary beneficiary. • For Jointly Owned contracts, the surviving Joint Owner will be the Primary Beneficiary (for spousal continuation the surviving spouse must submit a new Beneficiary Claim form and the Change of Beneficiary form). • The percentage of the benefit for all Primary Beneficiaries must total 100% and the percentage of the benefit for all Contingent Beneficiaries must total 100%. Unless otherwise indicated, proceeds will be distributed equally. • Payments to Contingent Beneficiaries only apply in the event there is no surviving Primary Beneficiary. • [If no selection is indicated for Irrevocability, we will treat the designation as revocable.] • If neither “Primary” nor “Contingent” is selected, we will treat the beneficiary(s) as a Primary. • If no selection is indicated for Per Stirpes, we will treat the distribution as Per Capita. Please attach a separate sheet for additional beneficiaries. Primary Per Stirpes Yes No [Irrevocable Yes No] Percentage Date of Birth Social Security No./Taxpayer I.D. Full Name (First, Middle, Last or Trust/Entity) Relationship to Owner Residential Address (Physical Address/No P.O. Box) City/Town State Zip Code Primary Contingent Per Stirpes Yes No [Irrevocable Yes No] Percentage Date of Birth Social Security No./Taxpayer I.D. Full Name (First, Middle, Last or Trust/Entity) Relationship to Owner Residential Address (Physical Address/No P.O. Box) City/Town State Zip Code Primary Contingent Per Stirpes Yes No [Irrevocable Yes No] Percentage Date of Birth Social Security No./Taxpayer I.D. Full Name (First, Middle, Last or Trust/Entity) Relationship to Owner Residential Address (Physical Address/No P.O. Box) City/Town State Zip Code Primary Contingent Per Stirpes Yes No [Irrevocable Yes No] Percentage Date of Birth Social Security No./Taxpayer I.D. Full Name (First, Middle, Last or Trust/Entity) Relationship to Owner Residential Address (Physical Address/No P.O. Box) City/Town State Zip Code Primary Contingent Per Stirpes Yes No [Irrevocable Yes No] Percentage Date of Birth Social Security No./Taxpayer I.D. Full Name (First, Middle, Last or Trust/Entity) Relationship to Owner Residential Address (Physical Address/No P.O. Box) City/Town State Zip Code

Global Atlantic FINANCIAL GROUP

[Marketing Name]
Individual Single Premium Deferred Index-Linked Annuity Application

Section 4: Annuity Information

4A. Existing Annuity or Life Insurance Coverage – Owner(s) Information

☐ Yes ☐ No **1. Do you have any existing annuity or life insurance Contracts?**
If yes, a State Replacement Form is required for NAIC model regulation states.

☐ Yes ☐ No **2. Will the annuity being applied for change or replace (in whole or in part) one or more existing annuity or life insurance Contracts?**
If yes, submit a State Replacement Form if required.

4B. Type of Contract Being Requested *(must select one)*

[☐ Non-Qualified] [☐ IRA] [☐ Inherited/Beneficiary IRA[1,2]] [☐ SEP-IRA]
[☐ Non-Qualified Stretch[1]] [☐ Roth IRA] [☐ Inherited/Beneficiary Roth IRA[1,2]]

[[1]Maximum issue age for plan type is [75]]

[[2]If the contract is a Roth or Traditional Inherited/Beneficiary IRA, the IRA Beneficiary must be the spouse of the original owner at the time of death or a non-spouse who is not more than 10 years younger than the decedent.]

4C. Premium Payments

Make checks payable to Forethought Life Insurance Company.

Qualified Contract Payment Type		**Non-Qualified Contract Payment Type**	
Indicate type and amount of initial estimated payment(s):		Indicate type and amount of initial estimated payment(s):	
☐ Transfer	$ ______	☐ 1035 Exchange	$ ______
☐ Indirect Rollover	$ ______	☐ Amount Enclosed	$ ______
☐ Direct Rollover	$ ______	☐ Non-Qualified Transfer of Assets	$ ______

☐ Contribution $ ______ for tax year ______ *If no year indicated, contribution defaults to current tax year.*

[4D. Optional Return of Premium Death Benefit

[**NOTE**: Not available for Inherited IRA, Inherited Roth IRA or Non-Qualified Stretch plan types.]

[☐ Return of Premium Death Benefit Rider
(The rider may not be available in all states or through all broker-dealers; additionally, some features may vary. If elected, there is an annual charge associated with this rider. Please refer to your Prospectus for full details.)]]

ICC21-FA5411-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 4 of 11
[Rev. XX/XXXX]

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Application ICC21-FA5411-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 5 of 11 [Rev. XX/XXXX] Section 5: Crediting Strategies All requests must be in whole percentages and the total MUST equal 100%, with a minimum allocation of the greater of [$2,500.00] or [10%] of Premium allocated to each chosen Crediting Strategy. [Not all Crediting Strategies may be available in all Firms.] [Fixed [ % One-Year Fixed Strategy] [(Strategy Marketing Name)]] [S&P 500® Price Return Index1 [ % S&P 500® One-Year Point-To-Point Cap With [10%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % S&P 500® One-Year Point-To-Point Cap With [20%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % S&P 500® Six-Year Point-To-Point Cap With [20%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % S&P 500® One-Year Point-To-Point Cap With [0%] Floor Indexed Strategy] [(Strategy Marketing Name)] [ % S&P 500® One-Year Point-To-Point Cap With Aggregate Floor Indexed Strategy] [(Strategy Marketing Name)] [ % S&P 500® One-Year Point-To-Point Participation Rate With [10%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % S&P 500® Six-Year Point-To-Point Participation Rate With [20%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % S&P 500® Six-Year Point-To-Point Tiered Participation Rate With [5%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % S&P 500® Six-Year Point-To-Point Tiered Participation Rate With [10%] Buffer Indexed Strategy] [(Strategy Marketing Name)]] [Nasdaq-100® Price Return Index [ % Nasdaq-100® One-Year Point-To-Point Cap With [10%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % Nasdaq-100® One-Year Point-To-Point Cap With [20%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % Nasdaq-100® One-Year Point-To-Point Participation Rate With [10%] Buffer Indexed Strategy] [(Strategy Marketing Name)]] [Fidelity Dividend Strength [ % Fidelity Dividend Strength One-Year Point-To-Point Cap With [10%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % Fidelity Dividend Strength Six-Year Point-To-Point Cap With [20%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % Fidelity Dividend Strength One-Year Point-To-Point Participation Rate With [10%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % Fidelity Dividend Strength Six-Year Point-To-Point Participation Rate With [20%] Buffer Indexed Strategy] [(Strategy Marketing Name)]] [Franklin US Equity [ % Franklin US Equity One-Year Point-To-Point Cap With [10%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % Franklin US Equity Six-Year Point-To-Point Cap With [20%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % Franklin US Equity One-Year Point-To-Point Participation Rate With [10%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % Franklin US Equity Six-Year Point-To-Point Participation Rate With [20%] Buffer Indexed Strategy] [(Strategy Marketing Name)]] [UBS Climate Aware Equity [ % UBS Climate Aware Equity One-Year Point-To-Point Cap With [10%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % UBS Climate Aware Equity Six-Year Point-To-Point Cap With [20%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % UBS Climate Aware Equity One-Year Point-To-Point Participation Rate With [10%] Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % UBS Climate Aware Equity Six-Year Point-To-Point Participation Rate With [20%] Buffer Indexed Strategy] [(Strategy Marketing Name)]] Total 100% 1Please see Section [11] for Index Disclaimers

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Application ICC21-FA5411-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 6 of 11 [Rev. XX/XXXX] Section 6: Financial Professional Authorization Do you authorize your Financial Professional to perform both financial and non-financial transactions, subject to firm authorization? Yes No If you do not complete this section, we will assume your answer is “No” to perform financial and non-financial transactions. You may revoke this authorization at any time by contacting our Annuity Service Center. Section 7: Additional Information Please utilize this area for additional information such as special instructions, annuity replacement information, trust/entity authorized individuals. Section 8: Notices and Disclaimers Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Section 9: Owner Acknowledgements and Signature(s) 9A. Best Interest Acknowledgement By submitting this Application and signing below, I acknowledge that my Financial Professional reviewed the following with me: • The information I provided about my financial status, insurance needs, tax status, financial objectives, and all other information my Financial Professional requested; and • The benefits, fees, expenses, taxes, and other information about the Annuity I am buying. Based on the above, I believe this Annuity is in my best interest for me. 9B. Owner Acknowledgements and Signature(s) By signing below, I formally apply for the [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Contract under the terms indicated above. I certify the accuracy of all information contained above, including but not limited to the Existing Annuity or Life Insurance Information in Section 4A, the Notices and Disclaimers outlined in Section 8, and the Owner Acknowledgement above. [Electronic Delivery Option: By selecting “Yes” in Section 2B or 2C above and by signing below, I am agreeing to be contacted by Forethought Life Insurance Company (“Forethought”) to receive a link and voluntarily sign up for the electronic delivery of documents related to my annuity application, and to provide me with electronic versions of important notices and documents associated with my annuity contract. I understand that Forethought will send me this link to the email address I provided [or to the mobile phone number I provided] in Section 2B or 2C above. I understand that the link sent to me by Forethought will include the consumer disclosure and consent requirements (“Disclosure”) mandated by applicable federal and state laws. I further understand that, in order to electronically receive documents and notices related my annuity application and contract issued by Forethought, I must first read, agree, and consent to the terms and conditions set forth in this Disclosure.] Product Prospectus: I acknowledge that I have received a copy of the Prospectus for this annuity. [[State] Product Disclosure Receipt: If applicable, I acknowledge that I have received and read the [State] [Marketing Name] Disclosure Statement prior to purchasing the Annuity Contract.] Variable Annuity Buyers Guide: I acknowledge that I have received a copy of the Variable Annuity Buyers Guide if required in the state in which the Contract is delivered. The contract value may increase or decrease based on the calculations described in the indexed or fixed strategy(ies) you have selected and are not guaranteed. I understand the features, benefits, and risks involved with the purchase of this Annuity. I represent to the best of my knowledge and belief that the statements made in this Application are true and complete. Note: For Trusts, Corporations or other Entity-owned Applications, additional information may be necessary.

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Application ICC21-FA5411-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 7 of 11 [Rev. XX/XXXX] Section 9: Owner Acknowledgements and Signature(s) (continued) 9B. Owner Acknowledgements and Signature(s) (continued) I understand this annuity is not federally insured. I have read and understand the important disclosures located in this application. I represent that all statements and answers in this application are complete and true, on my behalf and any person who may claim any interest under this policy. [By submitting this request, I am certifying under penalties of perjury, that: 1. The Taxpayer Identification Number that appears on this form is correct, 2. I have not been notified by the IRS that I am subject to backup withholding or I am no longer subject to backup withholding. 3. I am a U.S. person The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.] SIGN HERE Owner’s Signature (Annuitant if Custodial Owned) Date (mm/dd/yyyy) TITLE Required if signing on behalf of an Entity. Please select one of the title options below. If ‘Other’, please provide title. Trustee Conservator/Guardian Power of Attorney Executor Other: ______________________________ SIGN HERE Joint Owner’s Signature (if applicable) Date (mm/dd/yyyy) SIGN HERE Annuitant’s Signature (if not the Owner) Date (mm/dd/yyyy) SIGN HERE Joint Annuitant’s Signature (if applicable) Date (mm/dd/yyyy) REQUIRED State where signed: If this application is being signed in a State other than the Owner’s State of Residence, a Contract Situs form may be required.

Global Atlantic FINANCIAL GROUP

[Marketing Name]
Individual Single Premium Deferred Index-Linked Annuity Application

Section 10: Financial Professional Information, Acknowledgements and Signature(s)

10A. Financial Professional

Broker Dealer		

Full Name *(First, Middle, Last)*		License Number or Agent I.D. Number
Email Address	Telephone Number	NPN or CRD Number

Full Name *(First, Middle, Last)*		License Number or Agent I.D. Number
Email Address	Telephone Number	NPN or CRD Number

10B. Required Questions *(Answers to the following questions must match answer in section 4A.)*

1. ☐ Yes ☐ No **Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?**
2. ☐ Yes ☐ No **Do you have any reason to believe that the Annuity applied for is to replace existing annuity or life insurance Contracts?**
If yes, submit the appropriate state Replacement form, if required.

10C. Financial Professional Certification

By signing below, I certify that:

- I made reasonable efforts to obtain information about the applicant's financial status including debt and other obligations, insurance needs, financial objectives, tax status, and other information, used by me, to recommend the purchase of this Annuity by the applicant;
- I discussed the information with the applicant and the benefits, fees, expenses, taxes, and other information about the Annuity; and
- Based on the information I reviewed, I believe this Annuity effectively addresses the consumer's best interest including the consumer's financial situation, insurance needs and financial objectives.

I agree to maintain a record of the information I received from the applicant and other information I used in making my recommendation. I will provide the information to Forethought Life Insurance Company upon request.

Please check the box below ONLY if the applicant refused to provide the requested information.

☐ I DO NOT certify as indicated above because the applicant refused to provide the information I requested.

10D. Financial Professional Acknowledgements and Signature(s)

I am authorized and/or appointed to sell this Annuity. I have fully discussed and explained the Annuity features and charges including restrictions to the Owner. I believe this Annuity is in the consumer's best interest given the Owner's investment time horizon, goals and financial objectives, and financial situation and insurance needs. I represent that:

- I have complied with all applicable state and federal rules and regulations governing this recommendation;
- If the sale involves qualified funds, I certify and acknowledge that all conditions of the Employee Retirement Income Security Act (ERISA), including the requirement of an applicable Prohibited Transaction Exemption (PTE) have been met, including all applicable disclosure and recordkeeping requirements;
- I have delivered the current applicable Prospectus;
- [If applicable, I have delivered the current [State] [Marketing Name] Disclosure Statement;] and
- I have used only current Forethought Life Insurance Company approved sales material.

Variable Annuity Buyers Guide: I acknowledge that I gave a copy of the Variable Annuity Buyers Guide to the Owner(s), if required in the state in which the Contract is delivered.

I certify that I have truly and accurately recorded on this Application the information provided by the applicant. I acknowledge that Forethought Life Insurance Company will rely on this statement.

SIGN HERE →	Financial Professional's Signature	Date *(mm/dd/yyyy)*
SIGN HERE →	Financial Professional's Signature	Date *(mm/dd/yyyy)*

ICC21-FA5411-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 8 of 11
[Rev. XX/XXXX]

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Application ICC21-FA5411-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 9 of 11 [Rev. XX/XXXX] Section 11: Index Disclaimers [S&P 500® Price Return Index The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Forethought Life Insurance Company (“Forethought”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Forethought Life Insurance Company. It is not possible to invest directly in an index. Forethought’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the Owners of Forethought’s products or any member of the public regarding the advisability of investing in securities generally or Forethought’s products particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Forethought with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Forethought or Forethought’s products. S&P Dow Jones Indices has no obligation to take the needs of Forethought or the Owners of Forethought’s products into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Forethought’s products or the timing of the issuance or sale of Forethought’s products or in the determination or calculation of the equation by which Forethought’s products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Forethought’s products. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FORETHOUGHT, OWNERS OF FORETHOUGHT’S PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FORETHOUGHT, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.] [Nasdaq-100® Price Return Index The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the [Nasdaq-100 Price Return Index] to track general stock market performance. The Corporations' only relationship to Forethought Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq®, [Insert other Nasdaq provided Marks], and certain trade names of the Corporations and the use of the [Nasdaq-100 Price Return Index] which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the [Nasdaq-100 Price Return Index]. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s). THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF [NASDAQ-100 PRICE RETURN INDEX] OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE [NASDAQ-100 PRICE RETURN INDEX] OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE [NASDAQ-100 PRICE RETURN INDEX]® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.]

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Application ICC21-FA5411-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 10 of 11 [Rev. XX/XXXX] Section 11: Index Disclaimers (continued) [Fidelity Dividend Strength The Fidelity Dividend Strength Index (the “Index”) is a [ ] index, offering exposure to [ ] and is a product of Fidelity Product Services LLC (“FPS”). Fidelity is a trademark of FMR LLC. The Index has been licensed for use for certain purposes by Forethought Life Insurance Company on behalf of [the product]. The Index is the exclusive property of FPS and is made and compiled without regard to the needs, including, but not limited to, the suitability needs, of Forethought Life Insurance Company, the [product], or the [product] [contract/policy] Owners. The [product] is not sold, sponsored, endorsed or promoted by FPS or any other party involved in, or related to, making or compiling the Index. FPS does not make any warranty or representation as to the accuracy, completeness, or availability of the Index or information included in the Index and shall have no responsibility or liability for the impact of any inaccuracy, incompleteness, or unavailability of the Index or such information. Neither FPS nor any other party involved in, or related to, making or compiling the Index makes any representation or warranty, express or implied, to the [product] [contract/policy] Owner, Forethought Life Insurance Company, or any member of the public regarding the advisability of purchasing annuities generally or the [product] particularly, the legality of the [product] under applicable federal securities, state insurance and tax laws, the ability of the [product] to track the performance of the Index, any other index or benchmark or general [ ] market or other asset class performance, or the results, including, but not limited to, performance results, to be obtained by Forethought Life Insurance Company, the [product], [product] [contract/policy] Owners, or any other person or entity. FPS does not provide investment advice to Forethought Life Insurance Company with respect to the [product], to the [product], or to [product] [contract/policy] Owners. Forethought Life Insurance Company exercises sole discretion in determining whether and how the [product] will be linked to the value of the Index. FPS does not provide investment advice to the [product], the [product] [contract/policy] Owners, or any other person or entity with respect to the Index and in no event shall any [product] [contract/policy] Owner be deemed to be a client of FPS. Neither FPS nor any other party involved in, or related to, making or compiling the Index has any obligation to continue to provide the Index to Forethought Life Insurance Company with respect to the [product]. In the event that the Index is no longer available to the [product] or [product] [contract/policy] Owners, Forethought Life Insurance Company may seek to replace the Index with another suitable index, although there can be no assurance that one will be available. FPS disclaims all warranties, express or implied, including all warranties of merchantability or fitness for a particular purpose or use. FPS shall have no responsibility or liability with respect to the [product].] [UBS Climate Aware Equity BS AG AND ITS AFFILIATES (“UBS”) DO NOT GUARANTEE THE ACCURACY AND/OR COMPLETENESS OF THE [NAME OF ANNUITY] (THE “FUND”), THE FUND’S METHODOLOGY, ANY DATA INCLUDED THEREIN, OR ANY DATA FROM WHICH IT IS BASED, AND UBS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. UBS DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED FROM ANY INVESTMENT IN THE FUND. UBS DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND IT EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE FUND OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL UBS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. UBS DOES NOT ENDORSE, SELL, OR PROMOTE THE FUND. A DECISION TO INVEST IN THE FUND SHOULD NOT BE MADE IN RELIANCE ON ANY OF THE STATEMENTS SET FORTH IN THIS [NAME OF DOCUMENT]. PROSPECTIVE INVESTORS ARE ADVISED TO MAKE AN INVESTMENT IN THE FUND ONLY AFTER CAREFULLY CONSIDERING THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, AS DETAILED IN [AN OFFERING MEMORANDUM OR SIMILAR DOCUMENT] THAT IS PREPARED BY OR ON BEHALF OF EXCHANGE TRADED CONCEPTS, LLC (“LICENSEE”), THE ISSUER OF THE FUND. UBS HAS LICENSED CERTAIN UBS MARKS AND OTHER DATA TO LICENSEE FOR USE IN [NAME OF ANNUITY] AND THE BRANDING OF THE FUND, BUT UBS IS NOT INVOLVED IN THE CALCULATION OF THE FUND, THE CONSTRUCTION OF THE FUND’S METHODOLOGY OR THE CREATION, OF THE FUND, UBS IS NOT INVOLVED IN THE SALE OR OFFERING OF THE FUND, AND UBS DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE FUND OR ANY INVESTMENT IN THE FUND.]

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Application ICC21-FA5411-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 11 of 11 [Rev. XX/XXXX] Section 11: Index Disclaimers (continued) [Franklin US Equity The Franklin US Equity Index (LibertyQ U.S. Large Cap Equity Index) (the “Index”), is calculated and maintained by FTSE Russell which aims to reflect the performance of a Franklin Templeton strategy. The Index is licensed for use by Forethought Insurance Company (“Forethought”). Forethought’s annuity products are not in any way sponsored, endorsed, sold or promoted by Franklin Templeton, Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of an Index (upon which Forethought’s annuity products are based), (ii) the figure at which an Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of an Index for the purpose to which it is being put in connection with the Forethought annuity product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to an Index to Forethought or to its clients. Each Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in an Index or (b) under any obligation to advise any person of any error therein. Franklin Templeton®, Franklin®, Franklin US Equity Index, LibertyQ U.S. Large Cap Equity Index and the corresponding logos are trademarks of Franklin Templeton. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Index, and its allocations and data, are subject to change at any time. Neither Franklin Templeton nor the Index guarantee future income or protect against loss of principal. There can be no assurance that an investment strategy or financial product based on or in any way tracking the Index will be successful. Franklin Templeton has no liability for any errors, omissions or interruptions of the Index. Franklin shall not be liable in any way to the issuer, purchasers, or any other party in respect of the use or accuracy of the Index or any data included therein. Indexes are unmanaged and one cannot invest directly in an index. Franklin Templeton is not responsible for and has not participated in the determination of the benefits and charges of Forethought annuity products or the timing of the issuance or sale of Forethought annuity products or in the determination or calculation of the equation by which the Forethought annuity products is to be converted into cash, surrendered or redeemed, as the case may be. Franklin Templeton has no obligation or liability in connection with the administration or marketing of Forethought annuity products. While Forethought may for itself execute transactions with Franklin Templeton in or relating to the Index, purchasers of Forethought’s annuity products acquire all such annuity products from Forethought, and neither acquire any interest in the Index nor enter into any relationship of any kind with Franklin Templeton upon purchasing such annuity products. Franklin Templeton has no responsibilities, obligations or duties to purchasers of Forethought’s annuity products, and makes no representation or warranty, express or implied, to the owners of any Forethought annuity products or any member of the public regarding the advisability of investing in such products, or in Forethought annuity products particularly, or the ability of the Index to track general market performance. The Index is determined, composed and calculated without regard to Forethought, the Forethought products, or any purchasers of Forethought annuity products. Franklin Templeton has no obligation to take the needs of Forethought or the owners of Forethought annuity products into consideration in determining, composing or calculating the Index. There is no assurance that products based on the Index will accurately track index performance or provide positive investment returns. In providing the Index, Franklin Templeton is not acting as an investment adviser. Inclusion of a security within an index is not a recommendation by Franklin Templeton to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, Franklin Templeton may independently issue and/or sponsor financial products unrelated to the Forethought annuity products currently being issued by Forethought, but which may be similar to and competitive with Forethought annuity products. In addition, Franklin Templeton may trade financial products which are linked to the performance of the Index. THE LICENSOR PARTIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING, WITHOUT LIMITATION, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. THE LICENSOR PARTIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. THE LICENSOR PARTIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FORETHOUGHT, OWNERS OF THE FORETHOUGHT ANNUITY PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL THE LICENSOR PARTIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN FRANKLIN TEMPLETON AND FORETHOUGHT LIFE INSURANCE COMPANY.]

Global Atlantic FINANCIAL GROUP

Contracts Issued By:
Forethought Life Insurance Company
[Indianapolis, IN]

[Marketing Name]
Individual Single Premium Deferred Index-Linked Annuity Application
[*(For use in: XX, XX, XX)*]

Send applications via:

U.S. Mail to:
Forethought Life Insurance Company
Annuity Service Center
[P.O. Box 758502
Topeka, KS 66675-8502]

Private Express Carrier to:
Forethought Life Insurance Company
Annuity Service Center
[Mail Zone 507
5801 SW 6th Avenue
Topeka, KS 66636]

Facsimile to:
[(785) 286-6104]

[Email]
[annuityservicecenter@gafg.com]

Questions? Please call:

Annuity Sales Desk:
[(877) 454-4777]

Annuity Service Center
[(866) 645-2449]

Our website is:
[www.globalatlantic.com]

Section 1: Product Information

1A. Product Version

[☐ B-Share]

1B. Withdrawal Charge Period

[You MUST select one option below]

[NOTE: Withdrawal charge period options vary by firm. Please confirm which options are available for your firm.]

[☐ 5 Year] [☐ 6 Year] [☐ 7 Year] [☐ 8 Year] [☐ 9 Year] [☐ 10 Year]

Section 2: Ownership Information

2A. Type of Ownership

[☐ Individual] [☐ Joint] [☐ Custodian] [☐ UTMA/UGMA] [☐ Trust] [☐ Corporation] [☐ Other ________________]

[*If the Owner is a Trust, Corporation or other Entity, additional documentation is required.*]

2B. Owner Information *(All Policyholder correspondence will be sent to this address)*

☐ Male
☐ Female

☐ U.S. Citizen ☐ Resident Alien: Citizen of ______________________________

(A Valid and Current Permanent Resident Card Required if Resident Alien) (Sales not permitted to Non-Resident Alien)

Date of Birth *(mm/dd/yyyy)*	Social Security No./Taxpayer I.D.		
Full Name *(First, Middle, Last or Trust/Entity)*	[Mobile Phone Number]	[Home Phone Number]	
Residential Address *(Physical Address/No P.O. Box)*	City/Town	State	Zip Code
Mailing Address *(If different from above)*	City/Town	State	Zip Code
Email Address	☐ Personal ☐ Business	[Electronic Delivery ***(see Section 9B)*** ☐ Yes ☐ No]	

Bar Code Placeholder

FOR BROKER DEALER USE ONLY	
Network No.	Annuity No. *(if established)*

ICC21-FA5410-01

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity

[*Maximum Issue Age is [85]]
Page 1 of 11
[Rev. XX/XXXX]

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Application ICC21-FA5410-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 2 of 11 [Rev. XX/XXXX] Section 2: Ownership Information (continued) 2C. Joint Owner Information (if applicable) If the Owner is a Trust, Corporation or other Entity, or if the annuity is qualified, Joint Ownership is not available. Male Female U.S. Citizen Resident Alien: Citizen of ______________________________________ (A Valid and Current Permanent Resident Card Required if Resident Alien) (Sales not permitted to Non-Resident Alien) Date of Birth (mm/dd/yyyy) Social Security No./Taxpayer I.D. Full Name (First, Middle, Last) [Mobile Phone Number] [Home Phone Number] Residential Address (Physical Address/No P.O. Box) City/Town State Zip Code Mailing Address (If different from above) City/Town State Zip Code Relationship to Owner Email Address (Must be different than Owner Email Address) Personal Business [Electronic Delivery (see Section 9B) Yes No] 2D. Annuitant Information (Must be a Natural Person) Only complete this section if the Annuitant is not the Owner in Section 2B. Male Female U.S. Citizen Resident Alien: Citizen of ______________________________________ (A Valid and Current Permanent Resident Card Required if Resident Alien) (Sales not permitted to Non-Resident Alien) Date of Birth (mm/dd/yyyy) Social Security Number Full Name (First, Middle, Last) [Mobile Phone Number] [Home Phone Number] Residential Address (Physical Address/No P.O. Box) City/Town State Zip Code Mailing Address (If different from above) City/Town State Zip Code Relationship to Owner Email Address Personal Business 2E. Joint Annuitant Information (if applicable) Not available for non-naturally owned contracts or qualified contracts Male Female U.S. Citizen Resident Alien: Citizen of ______________________________________ (A Valid and Current Permanent Resident Card Required if Resident Alien) (Sales not permitted to Non-Resident Alien) Date of Birth (mm/dd/yyyy) Social Security Number Full Name (First, Middle, Last) [Mobile Phone Number] [Home Phone Number] Residential Address (Physical Address/No P.O. Box) City/Town State Zip Code Mailing Address (If different from above) City/Town State Zip Code Relationship to Owner Email Address Personal Business

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Application ICC21-FA5410-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 3 of 11 [Rev. XX/XXXX] Section 3: Beneficiary Information • If the owner is a non-natural entity, (i.e. trust, corporation or custodial IRA), the owner must also be the sole primary beneficiary. • For Jointly Owned contracts, the surviving Joint Owner will be the Primary Beneficiary (for spousal continuation the surviving spouse must submit a new Beneficiary Claim form and the Change of Beneficiary form). • The percentage of the benefit for all Primary Beneficiaries must total 100% and the percentage of the benefit for all Contingent Beneficiaries must total 100%. Unless otherwise indicated, proceeds will be distributed equally. • Payments to Contingent Beneficiaries only apply in the event there is no surviving Primary Beneficiary. • [If no selection is indicated for Irrevocability, we will treat the designation as revocable.] • If neither “Primary” nor “Contingent” is selected, we will treat the beneficiary(s) as a Primary. • If no selection is indicated for Per Stirpes, we will treat the distribution as Per Capita. Please attach a separate sheet for additional beneficiaries. Primary Per Stirpes Yes No [Irrevocable Yes No] Percentage Date of Birth Social Security No./Taxpayer I.D. Full Name (First, Middle, Last or Trust/Entity) Relationship to Owner Residential Address (Physical Address/No P.O. Box) City/Town State Zip Code Primary Contingent Per Stirpes Yes No [Irrevocable Yes No] Percentage Date of Birth Social Security No./Taxpayer I.D. Full Name (First, Middle, Last or Trust/Entity) Relationship to Owner Residential Address (Physical Address/No P.O. Box) City/Town State Zip Code Primary Contingent Per Stirpes Yes No [Irrevocable Yes No] Percentage Date of Birth Social Security No./Taxpayer I.D. Full Name (First, Middle, Last or Trust/Entity) Relationship to Owner Residential Address (Physical Address/No P.O. Box) City/Town State Zip Code Primary Contingent Per Stirpes Yes No [Irrevocable Yes No] Percentage Date of Birth Social Security No./Taxpayer I.D. Full Name (First, Middle, Last or Trust/Entity) Relationship to Owner Residential Address (Physical Address/No P.O. Box) City/Town State Zip Code Primary Contingent Per Stirpes Yes No [Irrevocable Yes No] Percentage Date of Birth Social Security No./Taxpayer I.D. Full Name (First, Middle, Last or Trust/Entity) Relationship to Owner Residential Address (Physical Address/No P.O. Box) City/Town State Zip Code

[Global Atlantic FINANCIAL GROUP]

[Marketing Name]
Individual Single Premium Deferred Index-Linked Annuity Application

Section 4: Annuity Information

4A. Existing Annuity or Life Insurance Coverage – Owner(s) Information

☐ Yes ☐ No **1. Do you have any existing annuity or life insurance Contracts?**
If yes, a State Replacement Form is required for NAIC model regulation states.

☐ Yes ☐ No **2. Will the annuity being applied for change or replace (in whole or in part) one or more existing annuity or life insurance Contracts?**
If yes, submit a State Replacement Form if required.

4B. Type of Contract Being Requested *(must select one)*

[☐ Non-Qualified] [☐ IRA] [☐ Inherited/Beneficiary IRA[1,2]] [☐ SEP-IRA]

[☐ Non-Qualified Stretch[1]] [☐ Roth IRA] [☐ Inherited/Beneficiary Roth IRA[1,2]]

[[1]Maximum issue age for plan type is [75]]

[[2]If the contract is a Roth or Traditional Inherited/Beneficiary IRA, the IRA Beneficiary must be the spouse of the original owner at the time of death or a non-spouse who is not more than 10 years younger than the decedent.]

4C. Premium Payments

Make checks payable to Forethought Life Insurance Company.

Qualified Contract Payment Type		**Non-Qualified Contract Payment Type**	
Indicate type and amount of initial estimated payment(s):		Indicate type and amount of initial estimated payment(s):	
☐ Transfer	$ ______	☐ 1035 Exchange	$ ______
☐ Indirect Rollover	$ ______	☐ Amount Enclosed	$ ______
☐ Direct Rollover	$ ______	☐ Non-Qualified Transfer of Assets	$ ______

☐ Contribution $ ______ for tax year ______ *If no year indicated, contribution defaults to current tax year.*

[4D. Optional Return of Premium Death Benefit

[**NOTE**: Not available for Inherited IRA, Inherited Roth IRA or Non-Qualified Stretch plan types.]

[☐ Return of Premium Death Benefit Rider
(The rider may not be available in all states or through all broker-dealers; additionally, some features may vary. If elected, there is an annual charge associated with this rider. Please refer to your Prospectus for full details.)]]

ICC21-FA5410-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 4 of 11
[Rev. XX/XXXX]

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Application ICC21-FA5410-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 5 of 11 [Rev. XX/XXXX] Section 5: Crediting Strategies All requests must be in whole percentages and the total MUST equal 100%, with a minimum allocation of the greater of [$2,500.00] or [10%] of Premium allocated to each chosen Crediting Strategy. [Not all Crediting Strategies may be available in all Firms.] [Fixed [ % One-Year Fixed Strategy] [(Strategy Marketing Name)]] [S&P 500® Price Return Index1 [ % S&P 500® One-Year Point-To-Point Cap With [10]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % S&P 500® One-Year Point-To-Point Cap With [20]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % S&P 500® Six-Year Point-To-Point Cap With [20]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % S&P 500® One-Year Point-To-Point Cap With [0]% Floor Indexed Strategy] [(Strategy Marketing Name)] [ % S&P 500® One-Year Point-To-Point Cap With Aggregate Floor Indexed Strategy] [(Strategy Marketing Name)] [ % S&P 500® One-Year Point-To-Point Participation Rate With [10]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % S&P 500® Six-Year Point-To-Point Participation Rate With [20]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % S&P 500® Six-Year Point-To-Point Tiered Participation Rate With [5]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % S&P 500® Six-Year Point-To-Point Tiered Participation Rate With [10]% Buffer Indexed Strategy] [(Strategy Marketing Name)]] [Nasdaq-100® Price Return Index [ % Nasdaq-100® One-Year Point-To-Point Cap With [10]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % Nasdaq-100® One-Year Point-To-Point Cap With [20]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % Nasdaq-100® One-Year Point-To-Point Participation Rate With [10]% Buffer Indexed Strategy] [(Strategy Marketing Name)]] [Fidelity Dividend Strength [ % Fidelity Dividend Strength One-Year Point-To-Point Cap With [10]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % Fidelity Dividend Strength Six-Year Point-To-Point Cap With [20]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % Fidelity Dividend Strength One-Year Point-To-Point Participation Rate With [10]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % Fidelity Dividend Strength Six-Year Point-To-Point Participation Rate With [20]% Buffer Indexed Strategy] [(Strategy Marketing Name)]] [Franklin US Equity [ % Franklin US Equity One-Year Point-To-Point Cap With [10]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % Franklin US Equity Six-Year Point-To-Point Cap With [20]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % Franklin US Equity One-Year Point-To-Point Participation Rate With [10]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % Franklin US Equity Six-Year Point-To-Point Participation Rate With [20]% Buffer Indexed Strategy] [(Strategy Marketing Name)]] [UBS Climate Aware Equity [ % UBS Climate Aware Equity One-Year Point-To-Point Cap With [10]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % UBS Climate Aware Equity Six-Year Point-To-Point Cap With [20]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % UBS Climate Aware Equity One-Year Point-To-Point Participation Rate With [10]% Buffer Indexed Strategy] [(Strategy Marketing Name)] [ % UBS Climate Aware Equity Six-Year Point-To-Point Participation Rate With [20]% Buffer Indexed Strategy] [(Strategy Marketing Name)]] Total 100% 1Please see Section [11] for Index Disclaimers

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Application ICC21-FA5410-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 6 of 11 [Rev. XX/XXXX] Section 6: Financial Professional Authorization Do you authorize your Financial Professional to perform both financial and non-financial transactions, subject to firm authorization? Yes No If you do not complete this section, we will assume your answer is “No” to perform financial and non-financial transactions. You may revoke this authorization at any time by contacting our Annuity Service Center. Section 7: Additional Information Please utilize this area for additional information such as special instructions, annuity replacement information, trust/entity authorized individuals. ______________________________________________________________________________________________________________________________ ______________________________________________________________________________________________________________________________ ______________________________________________________________________________________________________________________________ Section 8: Notices and Disclaimers Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Section 9: Owner Acknowledgements and Signature(s) 9A. Best Interest Acknowledgement By submitting this Application and signing below, I acknowledge that my Financial Professional reviewed the following with me: • The information I provided about my financial status, insurance needs, tax status, financial objectives, and all other information my Financial Professional requested; and • The benefits, fees, expenses, taxes, and other information about the Annuity I am buying. Based on the above, I believe this Annuity is in my best interest for me. 9B. Owner Acknowledgements and Signature(s) By signing below, I formally apply for the [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Contract under the terms indicated above. I certify the accuracy of all information contained above, including but not limited to the Existing Annuity or Life Insurance Information in Section 4A, the Notices and Disclaimers outlined in Section 8, and the Owner Acknowledgement above. [Electronic Delivery Option: By selecting “Yes” in Section 2B or 2C above and by signing below, I am agreeing to be contacted by Forethought Life Insurance Company (“Forethought”) to receive a link and voluntarily sign up for the electronic delivery of documents related to my annuity application, and to provide me with electronic versions of important notices and documents associated with my annuity contract. I understand that Forethought will send me this link to the email address I provided [or to the mobile phone number I provided] in Section 2B or 2C above. I understand that the link sent to me by Forethought will include the consumer disclosure and consent requirements (“Disclosure”) mandated by applicable federal and state laws. I further understand that, in order to electronically receive documents and notices related my annuity application and contract issued by Forethought, I must first read, agree, and consent to the terms and conditions set forth in this Disclosure.] Product Prospectus: I acknowledge that I have received a copy of the Prospectus for this annuity. [[State] Product Disclosure Receipt: If applicable, I acknowledge that I have received and read the [State] [Marketing Name] Disclosure Statement prior to purchasing the Annuity Contract.] Variable Annuity Buyers Guide: I acknowledge that I have received a copy of the Variable Annuity Buyers Guide if required in the state in which the Contract is delivered. The contract value may increase or decrease based on the calculations described in the indexed or fixed strategy(ies) you have selected and are not guaranteed. I understand the features, benefits, and risks involved with the purchase of this Annuity. I represent to the best of my knowledge and belief that the statements made in this Application are true and complete. Note: For Trusts, Corporations or other Entity-owned Applications, additional information may be necessary.

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Application ICC21-FA5410-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 7 of 11 [Rev. XX/XXXX] Section 9: Owner Acknowledgements and Signature(s) (continued) 9B. Owner Acknowledgements and Signature(s) (continued) I understand this annuity is not federally insured. I have read and understand the important disclosures located in this application. I represent that all statements and answers in this application are complete and true, on my behalf and any person who may claim any interest under this policy. [By submitting this request, I am certifying under penalties of perjury, that: 1. The Taxpayer Identification Number that appears on this form is correct, 2. I have not been notified by the IRS that I am subject to backup withholding or I am no longer subject to backup withholding. 3. I am a U.S. person The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.] SIGN HERE Owner’s Signature (Annuitant if Custodial Owned) Date (mm/dd/yyyy) TITLE Required if signing on behalf of an Entity. Please select one of the title options below. If ‘Other’, please provide title. Trustee Conservator/Guardian Power of Attorney Executor Other: ______________________________ SIGN HERE Joint Owner’s Signature (if applicable) Date (mm/dd/yyyy) SIGN HERE Annuitant’s Signature (if not the Owner) Date (mm/dd/yyyy) SIGN HERE Joint Annuitant’s Signature (if applicable) Date (mm/dd/yyyy) REQUIRED State where signed: If this application is being signed in a State other than the Owner’s State of Residence, a Contract Situs form may be required.

Global Atlantic FINANCIAL GROUP

[Marketing Name]
Individual Single Premium Deferred Index-Linked Annuity Application

Section 10: Financial Professional Information, Acknowledgements and Signature(s)

10A. Financial Professional

[[Commission options may vary by firm. Please contact your firm to confirm which options are available for you.]

Compensation: [☐ Option A] [☐ Option B] [☐ Option C] [☐ Option D] [☐ Option E]]

Broker Dealer

[Percentage]	Full Name *(First, Middle, Last)*		License Number or Agent I.D. Number
Email Address		Telephone Number	NPN or CRD Number

[Percentage]	Full Name *(First, Middle, Last)*		License Number or Agent I.D. Number
Email Address		Telephone Number	NPN or CRD Number

10B. Required Questions *(Answers to the following questions must match answer in section 4A.)*

1. ☐ Yes ☐ No **Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?**
2. ☐ Yes ☐ No **Do you have any reason to believe that the Annuity applied for is to replace existing annuity or life insurance Contracts?**
   If yes, submit the appropriate state Replacement form, if required.

10C. Financial Professional Certification

By signing below, I certify that:

- I made reasonable efforts to obtain information about the applicant's financial status including debt and other obligations, insurance needs, financial objectives, tax status, and other information, used by me, to recommend the purchase of this Annuity by the applicant;
- I discussed the information with the applicant and the benefits, fees, expenses, taxes, and other information about the Annuity; and
- Based on the information I reviewed, I believe this Annuity effectively addresses the consumer's best interest including the consumer's financial situation, insurance needs and financial objectives.

I agree to maintain a record of the information I received from the applicant and other information I used in making my recommendation. I will provide the information to Forethought Life Insurance Company upon request.

Please check the box below ONLY if the applicant refused to provide the requested information.

☐ I DO NOT certify as indicated above because the applicant refused to provide the information I requested.

10D. Financial Professional Acknowledgements and Signature(s)

I am authorized and/or appointed to sell this Annuity. I have fully discussed and explained the Annuity features and charges including restrictions to the Owner. I believe this Annuity is in the consumer's best interest given the Owner's investment time horizon, goals and financial objectives, and financial situation and insurance needs. I represent that:

- I have complied with all applicable state and federal rules and regulations governing this recommendation;
- If the sale involves qualified funds, I certify and acknowledge that all conditions of the Employee Retirement Income Security Act (ERISA), including the requirement of an applicable Prohibited Transaction Exemption (PTE) have been met, including all applicable disclosure and recordkeeping requirements;
- I have delivered the current applicable Prospectus;
- [If applicable, I have delivered the current [State] [Marketing Name] Disclosure Statement;] and
- I have used only current Forethought Life Insurance Company approved sales material.

Variable Annuity Buyers Guide: I acknowledge that I gave a copy of the Variable Annuity Buyers Guide to the Owner(s), if required in the state in which the Contract is delivered.

I certify that I have truly and accurately recorded on this Application the information provided by the applicant. I acknowledge that Forethought Life Insurance Company will rely on this statement.

SIGN HERE →	Financial Professional's Signature	Date *(mm/dd/yyyy)*
SIGN HERE →	Financial Professional's Signature	Date *(mm/dd/yyyy)*

ICC21-FA5410-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 8 of 11
[Rev. XX/XXXX]

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Application ICC21-FA5410-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 9 of 11 [Rev. XX/XXXX] Section 11: Index Disclaimers [S&P 500® Price Return Index The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Forethought Life Insurance Company (“Forethought”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Forethought Life Insurance Company. It is not possible to invest directly in an index. Forethought’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the Owners of Forethought’s products or any member of the public regarding the advisability of investing in securities generally or Forethought’s products particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Forethought with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Forethought or Forethought’s products. S&P Dow Jones Indices has no obligation to take the needs of Forethought or the Owners of Forethought’s products into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Forethought’s products or the timing of the issuance or sale of Forethought’s products or in the determination or calculation of the equation by which Forethought’s products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Forethought’s products. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FORETHOUGHT, OWNERS OF FORETHOUGHT’S PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FORETHOUGHT, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.] [Nasdaq-100® Price Return Index The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the [Nasdaq-100 Price Return Index] to track general stock market performance. The Corporations' only relationship to Forethought Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq®, [Insert other Nasdaq provided Marks], and certain trade names of the Corporations and the use of the [Nasdaq-100 Price Return Index] which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the [Nasdaq-100 Price Return Index]. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s). THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF [NASDAQ-100 PRICE RETURN INDEX] OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE [NASDAQ-100 PRICE RETURN INDEX] OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE [NASDAQ-100 PRICE RETURN INDEX]® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.]

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Application ICC21-FA5410-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 10 of 11 [Rev. XX/XXXX] Section 11: Index Disclaimers (continued) [Fidelity Dividend Strength The Fidelity Dividend Strength Index (the “Index”) is a [ ] index, offering exposure to [ ] and is a product of Fidelity Product Services LLC (“FPS”). Fidelity is a trademark of FMR LLC. The Index has been licensed for use for certain purposes by Forethought Life Insurance Company on behalf of [the product]. The Index is the exclusive property of FPS and is made and compiled without regard to the needs, including, but not limited to, the suitability needs, of Forethought Life Insurance Company, the [product], or the [product] [contract/policy] Owners. The [product] is not sold, sponsored, endorsed or promoted by FPS or any other party involved in, or related to, making or compiling the Index. FPS does not make any warranty or representation as to the accuracy, completeness, or availability of the Index or information included in the Index and shall have no responsibility or liability for the impact of any inaccuracy, incompleteness, or unavailability of the Index or such information. Neither FPS nor any other party involved in, or related to, making or compiling the Index makes any representation or warranty, express or implied, to the [product] [contract/policy] Owner, Forethought Life Insurance Company, or any member of the public regarding the advisability of purchasing annuities generally or the [product] particularly, the legality of the [product] under applicable federal securities, state insurance and tax laws, the ability of the [product] to track the performance of the Index, any other index or benchmark or general [ ] market or other asset class performance, or the results, including, but not limited to, performance results, to be obtained by Forethought Life Insurance Company, the [product], [product] [contract/policy] Owners, or any other person or entity. FPS does not provide investment advice to Forethought Life Insurance Company with respect to the [product], to the [product], or to [product] [contract/policy] Owners. Forethought Life Insurance Company exercises sole discretion in determining whether and how the [product] will be linked to the value of the Index. FPS does not provide investment advice to the [product], the [product] [contract/policy] Owners, or any other person or entity with respect to the Index and in no event shall any [product] [contract/policy] Owner be deemed to be a client of FPS. Neither FPS nor any other party involved in, or related to, making or compiling the Index has any obligation to continue to provide the Index to Forethought Life Insurance Company with respect to the [product]. In the event that the Index is no longer available to the [product] or [product] [contract/policy] Owners, Forethought Life Insurance Company may seek to replace the Index with another suitable index, although there can be no assurance that one will be available. FPS disclaims all warranties, express or implied, including all warranties of merchantability or fitness for a particular purpose or use. FPS shall have no responsibility or liability with respect to the [product].] [UBS Climate Aware Equity BS AG AND ITS AFFILIATES (“UBS”) DO NOT GUARANTEE THE ACCURACY AND/OR COMPLETENESS OF THE [NAME OF ANNUITY] (THE “FUND”), THE FUND’S METHODOLOGY, ANY DATA INCLUDED THEREIN, OR ANY DATA FROM WHICH IT IS BASED, AND UBS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. UBS DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED FROM ANY INVESTMENT IN THE FUND. UBS DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND IT EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE FUND OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL UBS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. UBS DOES NOT ENDORSE, SELL, OR PROMOTE THE FUND. A DECISION TO INVEST IN THE FUND SHOULD NOT BE MADE IN RELIANCE ON ANY OF THE STATEMENTS SET FORTH IN THIS [NAME OF DOCUMENT]. PROSPECTIVE INVESTORS ARE ADVISED TO MAKE AN INVESTMENT IN THE FUND ONLY AFTER CAREFULLY CONSIDERING THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, AS DETAILED IN [AN OFFERING MEMORANDUM OR SIMILAR DOCUMENT] THAT IS PREPARED BY OR ON BEHALF OF EXCHANGE TRADED CONCEPTS, LLC (“LICENSEE”), THE ISSUER OF THE FUND. UBS HAS LICENSED CERTAIN UBS MARKS AND OTHER DATA TO LICENSEE FOR USE IN [NAME OF ANNUITY] AND THE BRANDING OF THE FUND, BUT UBS IS NOT INVOLVED IN THE CALCULATION OF THE FUND, THE CONSTRUCTION OF THE FUND’S METHODOLOGY OR THE CREATION, OF THE FUND, UBS IS NOT INVOLVED IN THE SALE OR OFFERING OF THE FUND, AND UBS DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE FUND OR ANY INVESTMENT IN THE FUND.]

[Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Application ICC21-FA5410-01 [Marketing Name] Individual Single Premium Deferred Index-Linked Annuity Page 11 of 11 [Rev. XX/XXXX] Section 11: Index Disclaimers (continued) [Franklin US Equity The Franklin US Equity Index (LibertyQ U.S. Large Cap Equity Index) (the “Index”), is calculated and maintained by FTSE Russell which aims to reflect the performance of a Franklin Templeton strategy. The Index is licensed for use by Forethought Insurance Company (“Forethought”). Forethought’s annuity products are not in any way sponsored, endorsed, sold or promoted by Franklin Templeton, Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of an Index (upon which Forethought’s annuity products are based), (ii) the figure at which an Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of an Index for the purpose to which it is being put in connection with the Forethought annuity product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to an Index to Forethought or to its clients. Each Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in an Index or (b) under any obligation to advise any person of any error therein. Franklin Templeton®, Franklin®, Franklin US Equity Index, LibertyQ U.S. Large Cap Equity Index and the corresponding logos are trademarks of Franklin Templeton. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Index, and its allocations and data, are subject to change at any time. Neither Franklin Templeton nor the Index guarantee future income or protect against loss of principal. There can be no assurance that an investment strategy or financial product based on or in any way tracking the Index will be successful. Franklin Templeton has no liability for any errors, omissions or interruptions of the Index. Franklin shall not be liable in any way to the issuer, purchasers, or any other party in respect of the use or accuracy of the Index or any data included therein. Indexes are unmanaged and one cannot invest directly in an index. Franklin Templeton is not responsible for and has not participated in the determination of the benefits and charges of Forethought annuity products or the timing of the issuance or sale of Forethought annuity products or in the determination or calculation of the equation by which the Forethought annuity products is to be converted into cash, surrendered or redeemed, as the case may be. Franklin Templeton has no obligation or liability in connection with the administration or marketing of Forethought annuity products. While Forethought may for itself execute transactions with Franklin Templeton in or relating to the Index, purchasers of Forethought’s annuity products acquire all such annuity products from Forethought, and neither acquire any interest in the Index nor enter into any relationship of any kind with Franklin Templeton upon purchasing such annuity products. Franklin Templeton has no responsibilities, obligations or duties to purchasers of Forethought’s annuity products, and makes no representation or warranty, express or implied, to the owners of any Forethought annuity products or any member of the public regarding the advisability of investing in such products, or in Forethought annuity products particularly, or the ability of the Index to track general market performance. The Index is determined, composed and calculated without regard to Forethought, the Forethought products, or any purchasers of Forethought annuity products. Franklin Templeton has no obligation to take the needs of Forethought or the owners of Forethought annuity products into consideration in determining, composing or calculating the Index. There is no assurance that products based on the Index will accurately track index performance or provide positive investment returns. In providing the Index, Franklin Templeton is not acting as an investment adviser. Inclusion of a security within an index is not a recommendation by Franklin Templeton to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, Franklin Templeton may independently issue and/or sponsor financial products unrelated to the Forethought annuity products currently being issued by Forethought, but which may be similar to and competitive with Forethought annuity products. In addition, Franklin Templeton may trade financial products which are linked to the performance of the Index. THE LICENSOR PARTIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING, WITHOUT LIMITATION, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. THE LICENSOR PARTIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. THE LICENSOR PARTIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FORETHOUGHT, OWNERS OF THE FORETHOUGHT ANNUITY PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL THE LICENSOR PARTIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN FRANKLIN TEMPLETON AND FORETHOUGHT LIFE INSURANCE COMPANY.]